US Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
March 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 98.9%
	Australia - 14.3%
357,488	Evolution Mining, Ltd.	$839,984
1,050,000	OceanaGold Corporation	1,007,248
1,404,807	Ramelius Resources, Ltd.	872,739
6,656,104	Red 5, Ltd. (a)	818,835
416,006	Regis Resources, Ltd.	931,424
1,954,939	Resolute Mining, Ltd. (a)	974,012
1,100,615	Silver Lake Resources, Ltd. (a)	934,245
		6,378,487
	Canada - 58.6%
265,000	Alamos Gold, Inc. - Class A	1,325,000
393,342	B2Gold Corporation	1,203,627
367,000	Dundee Precious Metals, Inc.	1,157,877
195,000	Eldorado Gold Corporation (a)	1,203,150
49,891	Franco-Nevada Corporation	4,965,152
785,551	IAMGOLD Corporation (a)	1,791,056
415,545	Kinross Gold Corporation (a)	1,653,869
378,841	Sandstorm Gold Ltd. (a)	1,897,993
1,000,000	SEMAFO, Inc. (a)	1,939,884
180,346	Torex Gold Resources, Inc. (a)	1,746,689
233,507	Wesdome Gold Mines, Ltd. (a)	1,226,190
182,876	Wheaton Precious Metals Corporation	5,034,577
400,000	Yamana Gold, Inc.	1,100,000
		26,245,064
	Egypt - 2.1%
618,238	Centamin plc	933,781

	Peru - 1.5%
517,260	Hochschild Mining plc	683,606

	South Africa - 8.9%
157,400	African Rainbow Minerals, Ltd.	886,907
175,260	DRDGOLD, Ltd. - ADR	946,404
250,958	Gold Fields, Ltd. - ADR	1,192,051
450,483	Harmony Gold Mining Company, Ltd. - ADR (a)	982,053
		4,007,415
	United States - 13.5%
363,114	Alacer Gold Corporation (a)	1,171,419
55,282	Royal Gold, Inc.	4,848,784
		6,020,203
	TOTAL COMMON STOCKS (Cost $48,254,980)	44,268,556

	SHORT-TERM INVESTMENTS - 1.0%
445,425	Fidelity Investments Money Market Funds - Government Portfolio, Class I - 0.30% (b)	445,425
	TOTAL SHORT-TERM INVESTMENTS (Cost $445,425)	445,425
	TOTAL INVESTMENTS - 99.9% (Cost $48,700,405)	44,713,981
	Other Assets in Excess of Liabilities - 0.1%	42,043
	NET ASSETS - 100.0%	$44,756,024

	Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
ADR	American Depositary Receipt.
(b)	Rate shown is the annualized seven-day yield as of March 31, 2020.

Summary of Fair Value Disclosure at March 31, 2020 (Unaudited):

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2020:

	U.S. Global GO GOLD and Precious Metal Miners ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$44,268,556	$-	$-	$44,268,556
Short-Term Investments	445,425	-	-	445,425
Total Investments in Securities	$44,713,981	$-	$-	$44,713,981
^See Schedule of Investments for breakout of investments by country.

For the period ended March 31, 2020, the Fund did not recognize any transfers to or from level 3.